                              CONSULTING AGREEMENT

     AGREEMENT effective of the 31st of March 1997, by and between Tiger Financial Group, LLC, a Delaware corporation, with its principal executive offices at 299 Broadway, Suite 1602, New York, New York 10007 (the "Consultant") and Nicollet Process Engineering, Inc., a Minnesota corporation, with its principal executive offices at 420 North Fifth Street, Ford Centre, Suite 1040, Minneapolis, Minnesota 55401 (the "Company").


                                   WITNESSETH:

     WHEREAS, Consultant is being engaged to assist the Company in investor relations, strategic planning, public relations, the development of business plans and in conceiving, arranging, structuring, and negotiating business combinations.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto hereby agree as follows:

     1. TERM. Until this Agreement is terminated in accordance with Section 7 herein, Consultant hereby agrees to act as consultant on behalf of the Company for a twelve (12) month term commencing on the date hereof ("Effective Date") and terminating on the twelve (12) month anniversary of the Effective Date, and as such will provide the consulting services described herein.

     2. SERVICES. The consulting services to be provided by Consultant pursuant to the terms of this Agreement shall include, but shall not be limited to: assisting the Company in disseminating information concerning it to the investment banking community as indicated in the attached Schedule A, the evaluation and analysis of potential mergers; asset, business of other acquisitions; and other business combinations (hereinafter "Business Combinations") that the Company may ask the Consultant to undertake; review and analysis of documents relating to said Business Combinations; and introducing and/or arranging for introductions between members of the business community and the Company. The foregoing are collectively referred to as the "Consulting Services." The Consultant will not and is not required to perform any capital raising services for the Company. The Consultant acknowledges that the Company is entitled to engage any other party(ies) to perform services similar or identical to the Consulting Services during the term of this Agreement and thereafter.

     Consultant further agrees to devote such time toward the performance of its duties hereunder as is necessary. Consultant will spend a minimum of 40 hours per month in performing the Consulting Services under this Agreement. The Company acknowledges that Consultant and/or its affiliates will provide consulting advice (of all types contemplated by this Agreement and otherwise) to others. Nothing herein contained shall be construed to limit or restrict Consultant in conducting such business with respect to others, or rendering such advice to others, provided however, that during the term of this Agreement, neither the Contractor nor the Contractor's employees, officers, directors, members, affiliates and agents will be engaged by any other business, as an employee, independent contractor, owner or otherwise, in a managerial, technical, consulting or other capacity, in a manner competitive with the Company, and will not, in any way, employ or attempt to employ any of the Company's then employees on behalf of any other entity competing with the Company.

     3.   PAYMENT FOR SERVICES.

          (a) In consideration for the Consulting Services to be performed hereunder by Consultant, the Company hereby agrees to pay Consultant: (i) $50,000 as an initial retainer payable as follows: (1) $25,000 upon execution of this Agreement, and (2) 22,222 shares of common stock (the "Shares"), which Shares have a market value as of the date hereof of $25,000 based upon the $1.125 per share closing bid price of the Company's common stock as quoted on the Nasdaq Small Cap market on the day prior to the date hereof; and (i) $4,500 per month for six (6) months and $5,000 per month for (5) months each such payment being paid on the first day of each month during the term hereof with the first monthly payment being due
     May 1, 1997. The Company agrees to reimburse Consultant for its out-of-pocket expenses incurred hereunder, provided Consultant delivers to the Company documentation for all such expenses in accordance with the rules and regulations of the Internal Revenue Service under the Internal Revenue Code of 1986, as amended (the "CODE") and in accordance with the standard policies of the Company relating to reimbursement of business expenses, PROVIDED FURTHER, that the Consultant obtains prior written consent of the Company for any expense or group of related expenses in excess of $2,500. The Company shall reimburse Consultant on a monthly basis at the time other amounts are payable under this Agreement.

          (b) The Consultant acknowledges that (i) the Consultant must bear the economic risk of an investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or any applicable state securities laws and therefore may not be sold, transferred, assigned or otherwise disposed of unless such disposition is subsequently registered under such laws or exemptions from such registrations are available, and (ii) a legend will be placed on the certificate evidencing the Shares stating that the Shares have not been registered under the 1933 Act and referencing the restrictions on the transferability of the Shares.

          (c) The Consultant acknowledges that it has received copies of all documents and any other information requested from the Company and has had an opportunity to ask questions of and receive answers from the management of the Company and to obtain any additional information desired or has elected to waive such opportunity. The Consultant confirms that it is fully informed regarding the financial condition of the Company, the administration of its business affairs and its prospects for the future, and that the Company makes no assurance whatsoever concerning the present and prospective value of the Shares to be acquired. The Consultant realizes that the Shares, as an investment, are speculative and involve a high degree of risk. The Consultant believes that an investment in the Shares is suitable for the Consultant based upon the Consultant's investment objectives and financial needs, and the Consultant has the financial means to undertake the risks of an investment in the Shares, to hold the Shares for an indefinite period of time, and to withstand a complete loss of the Consultant's investment in the Shares. The Consultant has such knowledge and experience in financial and business matters that the Consultant is capable of evaluating the merits and risks of an investment in the Shares. The Shares are being purchased by the Consultant for investment purposes in the Consultant's name solely for Consultant's own beneficial interest and not as

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     nominee for, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization. The Consultant is an "accredited investor" within the meaning of Rule 501 under the 1933 Act.

     4.   EQUITY COMPENSATION.

          (a) In consideration for the services to be performed by the Consultant during the term of this Agreement, Consultant will receive upon the execution of this Agreement, options to purchase the Company's common stock, $0.01 par value (the "Common Stock") in the form attached hereto as Exhibit B (the "Option Agreement") for 100,000 shares of the Company's common stock exercisable at an exercise price (i) with respect to 25,000 shares at $1.25, (ii) with respect to 50,000 shares at an exercise price of $2.00 per share, and (iii) with respect to the remaining 25,000 shares at $2.50 per share (collectively, the "Options"). Such Options will vest and have a term according to the Option Agreement attached hereto.

          (b) The shares of Common Stock underlying the Options and the Shares (collectively the "Registrable Securities") will have the registration rights contained in Exhibit C attached hereto.

          (c) As soon as is practicable after the filing of a Registration Statement in accordance with the terms and conditions of Exhibit C attached hereto, the Company will use its reasonable best efforts to file any required notification or an additional listing application with the National Association of Securities Dealers, Inc. Automated

     Quotation Systems ("Nasdaq") or with any exchange upon which the Company's Common Stock is traded to list or permit the trading of the Registrable Securities.

     5. OVERDUE PAYMENTS. In the event that any payment due Consultant under this Agreement shall not be made when due, interest shall accrue on the unpaid balance of such overdue payments at the rate of twelve (12) percent per annum until paid in full.

     6. CONFLICTS. Consultant shall be an independent contractor and shall have no right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of the Company, unless specifically authorized in writing by the Company. Except as otherwise provided herein, no provisions of this Agreement shall be construed to preclude Consultant, or any officer, director, agent, associate, affiliate or employee of Consultant from engaging in any activity whatsoever, including without limitation receiving compensation for managing investments, or acting as an advisor, broker, or dealer, to any person or entity, participating in any corporation, partnership, trust or other business entity or from receiving compensation or profit therefore.

     7.   INDEMNIFICATION.

          (a) The Company and its future subsidiaries, jointly and severally, agree to indemnify and hold harmless Consultant and its present and future shareholders as well as its and their officers, directors, employees and shareholders ("Consultant Indemnified Parties" or "Consultant Indemnified Party") against any and all loss, liability or damage suffered or incurred by the Consultant by reason of any breach by the Company of this Agreement.

          (b) Consultant agrees to indemnify and hold harmless the Company as well as its officers, directors, affiliates, associates, employees, shareholders, attorneys and agents ("the Company Indemnified Parties" or "the Company Indemnified Party") against

               (1) any and all loss, liability or damage suffered or incurred by the Company by reason of any untrue representation of, breach of warranty by, or other breach by the Consultant in this Agreement;

               (2) any and all loss, liability or damage to which the Company or any such Company Indemnified Party may become subject under the 1933 Act or otherwise, insofar as such loss, liability or damages arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by Consultant, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or any such Company Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred;

               (3) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing the indemnification rights of the Company pursuant to this Section 7(b).

          (c) The parties intend that all indemnification claims be made as promptly as practicable by the party seeking indemnification (the "INDEMNIFIED PARTY"). Whenever any claim arises for indemnification hereunder the Indemnified Party will promptly notify the party from whom indemnification is sought (the "INDEMNIFYING PARTY") of the claim and, when known, the facts constituting the basis for such claim. The failure so to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party except to the extent the Indemnifying Party demonstrates that the defense of such action is prejudiced thereby.

          (d) With respect to claims made by third parties, if the Indemnifying Party admits to the Indemnified Party and agrees in writing that it will be liable for the full amount of the claim, the Indemnifying Party will be entitled to assume control of the defense of such action or claim, at its sole expense, with counsel reasonably satisfactory to the Indemnified Party; provided, however, that:

               (1) the Indemnified Party will be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim;

               (2) no Indemnifying Party will consent to the entry of any judgment or enter into any settlement that (A) does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such claim or (B) would result in the imposition against the Indemnified Party of injunctive or other equitable relief; or (C) could materially interfere with the business, operations or assets of the Indemnified Party; and,

               (3) if the Indemnifying Party does not assume control of the defense of such claim in accordance with the foregoing provisions within ten (10) business days after receipt of notice of the claim, the Indemnified Party will have the right to defend such claim in such manner as it may deem appropriate at the reasonable cost and expense of the Indemnifying Party, and the Indemnifying Party will promptly reimburse the Indemnified Party therefor in accordance with this
          Section 7; provided that the Indemnifying Party and the Indemnified Party will not consent to the entry of any judgment or enter into any settlement without the written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed, and that
          (A) does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such claim or (B) would result in the imposition against the Indemnified Party of injunctive or other equitable relief; or (C) could materially interfere with the business, operations or assets of the Indemnified Party.

          (e) The remedies provided herein are cumulative and will not preclude assertion by any party of any rights or the seeking of any other remedies against any other party.

     8. TERMINATION. This Agreement may be terminated under the following circumstances:

          (a) By either party if the other party is in material breach of the terms of this Agreement; provided, however, that the non-breaching party has given the breaching party written notice of such breach. The breaching party will have thirty (30) days in which to cure such breach or the non-breaching party may terminate this Agreement;

          (b) By the Consultant, in the event that an order for relief will be entered in any Federal bankruptcy proceeding in which the Company is the debtor; or if bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and, if instituted against the Company, are consented to or, if contested by the Company, are not dismissed by the adverse parties or by an order, decree or judgment within 30 days after such institution;

          (c) By the Company immediately, in the event that the Board of Directors of the Company determines to commence a public or private offering of its securities; and

          (d) By the Company, for any reason, upon 90 days prior written notice.

     9. ENTIRE AGREEMENT; WAIVERS. This Agreement supersedes any and all agreements, arrangements and understandings relating to the matters provided for herein, entered into or reached prior to the date hereof. No amendment, waiver or discharge of any provisions hereof shall be effective unless in writing signed by the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

     10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered personally or by facsimile or three days after being sent by registered or certified mail, postage prepaid, return receipt requested, to the address set forth on the first page of this Agreement or such other address as any party may notify the others pursuant hereto.

     11. HEADINGS. The headings in this Agreement are for purpose of reference only and shall not be considered in construing this Agreement.

     12. CONSENT TO SERVICE OF PROCESS; JURISDICTION; VENUE. Each of the parties hereto hereby consents to the personal jurisdiction of the United States District of Delaware in any action, suit or proceeding arising under this Agreement, agrees to bring any such action, suit or proceeding only in such courts and agrees further that service of process or notice in any such action, suit or proceeding shall be effective if given in the manner set forth in
Section 10 hereof.

     13.  CONFIDENTIAL INFORMATION.

          (a) "Confidential Information," as used in this Section 13, means information that is not generally known and that is proprietary to the Company or that the Company is obligated to treat as proprietary. Any information that Consultant reasonably considers Confidential Information, or that the Company treats as Confidential Information, will be presumed to be Confidential Information (whether Consultant or others originated it and regardless of how Consultant obtained it).

          (b) Except as specifically authorized by an authorized officer of the Company or by written Company policies, Consultant will not, either during or after providing Consulting Services under this Agreement, use or disclose Confidential Information to any person who is not an employee of the Company. Upon termination of this Agreement, Consultant will promptly deliver to the Company all records and any compositions, articles, devices, apparatus and other items that disclose, describe or embody Confidential Information, including all copies, reproductions and specimens of the Confidential Information in Consultant's possession, regardless of who prepared them and will promptly deliver any other property of the Company in Consultant's possession, whether or not Confidential Information.

          (c) Consultant understands that if Consultant fails to fulfill Consultant's obligations under Sections 2 and 13 of this Agreement, the damages to the Company would be very difficult to determine. Therefore, in addition to any rights or remedies available to the Company at law, in equity, or by statute, Consultant hereby consents to the specific enforcement of Sections 2 and 13 of this Agreement by the Company through an injunction or restraining order issued by an appropriate court. The obligations under this Section 13 survive termination of this Agreement.

     14. GOVERNING LAW. This Agreement shall be governed and interpreted in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof or the actual domiciles of the parties hereto.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered in its name and on its behalf, effective as of the date first written above.

TIGER FINANCIAL GROUP, LLC         NICOLLET PROCESS ENGINEERING, INC.


By:  /s/ Greg H. Laborde           By:  /s/ Robert A. Pitner
    ----------------------------       ------------------------------
     Name:  Greg H. Laborde             Name:  Robert A. Pitner
     Title: Managing Principal          Title: President and Chief Executive
                                               Officer

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                                   SCHEDULE A

       INVESTOR RELATIONS TIMELINE FOR NICOLLET PROCESS ENGINEERING, INC.


+    Months One and Two
     +    Week One
          -    Announcement to shareholders concerning Tiger
     +    Week Two
          -    Corporate due diligence materials provided by Company
     +    Week Three
          -    Due diligence trip
     +    Week Four
          -    Presentation development
          -    Corporate profile development
     +    Week Five
          +    Mailings prepared for
               -    Analysts
               -    Brokers
               -    Portfolio Managers
     +    Weeks Six - Eight
          -    Constant phone solicitation of the investment community begins

+    Months Four - Five
     -    New York road show
     -    Local road show

+    Months Six - Eleven
     -    Second phase mailing begins
     -    Phone solicitation continues

+    Additional Services
     -    Management conference calls as needed
     -    Fielding of investor inquiries

                                                                 EXHIBIT B

See Exhibit 4.1.

                                                                 EXHIBIT C
                                                       REGISTRATION RIGHTS

                               REGISTRATION RIGHTS

     1. REQUIRED REGISTRATION. If the Company receives a written request therefor from any record holder or holders of an aggregate of at least a majority of the shares of Purchased Stock (as hereinafter defined) not theretofore registered under the 1933 Act and sold, the Company will prepare and file a registration statement on Form S-3 under the 1933 Act covering the shares of Purchased Stock which are the subject of such request and shall use its best efforts to cause such registration statement to become effective. In addition, upon the receipt of such request, the Company will promptly give written notice to all other record holders of shares of Purchased Stock not theretofore registered under the 1933 Act and sold that such registration is to be effected. The Company will include in such registration statement such shares of Purchased Stock for which it has received written requests to register by such other record holders within 30 days after the delivery of the Company's written notice to such other record holders. The Company will be obligated to prepare, file and cause to become effective only one registration statement pursuant to this
Section 1, will be obligated only to register such shares of Purchased Stock on Form S-3 and to pay all costs and expenses associated with such registration statement. Notwithstanding the foregoing, the record holder or holders of an aggregate of at least a majority of the shares of Purchased Stock not theretofore registered under the 1933 Act and sold may require, pursuant to this
Section 1, the Company to prepare, file and cause to become effective any number of registration statements but such holder or holders will bear their own costs and expenses and reimburse the company for its costs and expenses associated with such registration statements and the Company will not be required to comply with more than two such requests per year. In the event that the holders of a majority of the Purchased Stock for which registration has been requested pursuant to this Section 1 determine for any reason not to proceed with a registration at any time before a registration statement has been declared effective by the Securities and Exchange Commission (the "Commission"), and such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the Purchased Stock covered thereby, and the holders of such Purchased Stock agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Purchased Stock, then the holders of such Purchased Stock shall not be deemed to have exercised their right to require the Company to register Purchased Stock pursuant to this Section 1.

     Without the written consent of the holders of a majority of the Purchased Stock for which registration has been requested pursuant to this Section 1, neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter, if any, of such public offering the inclusion of such securities would interfere with the successful marketing of the Purchased Stock or require the exclusion of any portion of the Purchased Stock to be registered.

     The rights granted by this Section 1 may be transferred to and are exercisable by subsequent transferee of any shares of Purchased Stock, except with respect to shares of Purchased Stock that have been registered under the 1933 Act and sold.

     The holders of the Purchased Stock hereby acknowledge that prior to the Company proceeding with the actual filing of a registration statement on Form S-3 for the Purchased Stock, the holders must exercise the Options and tender the consideration for such exercise to the Company in accordance with the terms and conditions of the Option Agreement. In addition, the holders of the Purchased Stock acknowledge that the rights granted hereunder only obligate the Company to file a Registration Statement on Form S-3, if available to the Company. The Company is under no obligation to file any other form of Registration Statement.

     2. INCIDENTAL REGISTRATION. Each time the Company determines to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its Common Stock by it or any of its security holders (other than a registration statement on a form that does not permit the inclusion of shares by its security holders), the Company will give written notice of its determination to all record holders of Purchased Stock not theretofore registered under the 1933 Act and sold. Upon the written request of a record holder of any shares of Purchased Stock given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares of Purchased Stock, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Purchased Stock to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. Notwithstanding the foregoing, nothing shall require the Company to cause the Purchased Stock to be included in such Registration Statement, if the Company determines, after consultation with legal counsel, that including such shares of Purchased Stock in such Registration Statement would be a violation of other registration rights granted prior to the date hereof. If any registration pursuant to this Section 2 shall be underwritten in whole or in part, the Company may require that the Purchased Stock requested for inclusion pursuant to this Section 2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the Company or the managing underwriter of such public offering the inclusion of all of the Purchased Stock originally covered by a request for registration would reduce the number of shares to be offered by the Company or other security holders having registration rights superior to the holders of the Purchased Stock or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Purchased Stock otherwise to be included in the underwritten public offering may be eliminated.

     The rights granted by this Section 2 may be transferred to and are exercisable by subsequent transferee of any shares of Purchased Stock, except with respect to shares of Purchased Stock that have been registered under the 1933 Act and sold.

     3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 1 or Section 2 hereof to effect the registration of shares of Purchased Stock under the 1933 Act, the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registrant statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six months;

          (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six months;

          (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (g) prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the 1933 Act or the rules and regulations thereunder in connection with the distribution of the Purchased Stock by such holder;

          (h) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (i) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (j) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (k) at the request of any such holder, furnish (i) an opinion, dated as of the closing date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request; and (ii) letters dated as of the effective date of the registration statement and as of the closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request.

     4. EXPENSES. With respect to Section 1 and Section 2 hereof (except as otherwise provided in Section 1), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling security holders, and any other expenses incurred by the

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

selling security holders not expressly included above, shall be borne pro rata by the selling security holders.

     5.   INDEMNIFICATION.

          (a) The Company will indemnify and hold harmless each holder of shares of Purchased Stock which are included in a registration statement pursuant to the provisions of Section 1 or 2 hereof, its directors and officers, and any underwriter (as defined in the 1933 Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the 1933 Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

          (b) Each holder of shares of Purchased Stock which are included in a registration pursuant to the provisions of Section 1 or 2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation thereof.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified

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

     party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     6. SPECIAL DEFINITION. "Purchased Stock" shall mean the shares of Common Stock issuable upon exercise of the Option dated as of March 31, 1997 (the "Option") to purchase One Hundred Thousand (100,000) shares of Common Stock of the Company and the Shares.

     7. AVAILABILITY OF REGISTRATION RIGHTS. The right to registration pursuant hereto will commence on the date hereof and will terminate on the fifth anniversary of the date hereof.

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